PRINCIPAL INVESTORS FUND, INC.

                                      FUNDS

                       GLOBAL REAL ESTATE SECURITIES FUND

                            INTERNATIONAL GROWTH FUND

                           CLASS A AND CLASS C SHARES

                 The date of this Prospectus is October 1, 2007.


 As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                                TABLE OF CONTENTS


Risk/Return Summary...............................................................    3

  Global Real Estate Securities Fund..............................................    5

  International Growth Fund.......................................................    7

The Costs of Investing............................................................   10

Certain Investment Strategies and Related Risks...................................   11

Management of the Funds...........................................................   16

Investing in the Funds............................................................   19

Choosing a Share Class............................................................   20

  Class A Shares..................................................................   21

  Class C Shares..................................................................   24

CDSC Calculation and Waivers......................................................   24

How to Redeem (Sell) Shares.......................................................   26

How to Exchange Shares Among Principal Investors Funds............................   28

Frequent Purchases and Redemptions................................................   29

Pricing of Fund Shares............................................................   30

Dividends and Distributions.......................................................   31

Tax Considerations................................................................   32

Distribution Plans and Additional Information Regarding Intermediary
  Compensation....................................................................   33

General Information About a Fund Account..........................................   36

Portfolio Holdings Information....................................................   38

Additional Information............................................................   38

Appendix A - Summary of Principal Risks...........................................   40

Appendix B - Definitions of the Indices Referenced in this Prospectus.............   45




 2                                                      Principal Investors Fund
                                                                  1-800-222-5852

RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the "Fund" or "PIF") is comprised of sixty-eight investment portfolios, two of which (together, the "Funds") are offered through this prospectus. Principal Management Corporation ("Principal")* serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory and certain corporate administrative services to the Fund.

Principal Funds Distributor, Inc. (the "Distributor")* is the Fund's principal underwriter for Class A and Class C shares. Princor Financial Services Corporation ("Princor")* is the Fund's principal underwriter for other share classes the Fund issues.


Principal has selected a Sub-Advisor for each Fund based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advise are:


      SUB-ADVISOR                                       FUND
      -----------                                       ----

      Principal Global Investors, LLC*                  International Growth

      Principal Real Estate Investors, LLC*             Global Real Estate Securities



 * Principal Management Corporation, Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Principal Funds Distributor, Inc.; and Princor Financial Services Corporation are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group(R).

The Funds described in this prospectus offer Class A shares and Class C shares. Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase. Class C shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within the applicable CDSC period as described in this prospectus. See "Choosing a Shares Class" and "CDSC Calculation and Waivers" for more information.

MAIN STRATEGIES AND RISKS
Each Fund's investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund's objective or its investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes the Fund's primary investment strategies (including the type or types of securities in which the Fund may invest), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the principal risks associated with an investment in the Fund. A fuller discussion of investment strategies and risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."

Each Fund is designed to be a portion of an investor's portfolio. None of the Funds are intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated as to each Fund in the Fund's description. In addition to the risks identified in each Fund's description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk, and market risk. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.


Principal Investors Fund                             RISK/RETURN SUMMARY       3
www.PrincipalFunds.com

INVESTMENT RESULTS

Below the description of the International Growth Fund is a bar chart showing the investment returns of its Institutional Class shares for each of the full calendar years since the Fund's inception, adjusted to reflect the expenses of the Class A shares. The adjustment results in performance that is no higher than the historical performance of the International Growth Fund Institutional Class shares. The bar chart is intended to provide some indication of the volatility of the Fund's past returns. The performance table following the bar chart shows how, for each applicable class of shares, average annual total returns of the Fund compare to returns of one or more broad-based securities market indices and an index of funds with similar investment objectives for the last one, five, and ten calendar years (or, in the case of a newer Fund, for the life of the Fund). An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions, sales charges, or expenses that would be paid by investors purchasing the securities represented by the indices. Consult Appendix B for descriptions of the indices and category averages used in this prospectus. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. Average annual total returns shown in the performance table reflect the maximum applicable sales charge. As the Global Real Estate Securities Fund is new, performance information is not included for this fund.


PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that any Fund will achieve its investment objective. It is possible to lose money by investing in the Funds. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 4       RISK/RETURN SUMMARY                            Principal Investors Fund
                                                                  1-800-222-5852

GLOBAL REAL ESTATE SECURITIES FUND



SUB-ADVISOR(S):    Principal Real Estate Investors, LLC ("Principal - REI")

OBJECTIVE:         The Fund seeks to generate a total return.

INVESTOR PROFILE:  The Fund may be an appropriate investment for investors who seek a total return, want to invest in U.S. and non-U.S. companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.


MAIN STRATEGIES AND RISKS

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. and non-U.S. companies principally engaged in the real estate industry ("real estate companies"). For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Other real estate companies include those whose products and services relate to the real estate industry such as building supply manufacturers, mortgage lenders, and mortgage servicing companies. The Fund may invest in smaller capitalization companies.





Real estate investment trusts ("REITs") are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:


- Equity REITs, which primarily own property and generate revenue from rental income;


- Mortgage REITs, which invest in real estate mortgages; and


- Hybrid REITs, which combine the characteristics of both equity and mortgage REITs.



Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S., or may not have adopted a REIT-like structure at all. The Fund may invest a significant percentage of its portfolio in REITs and foreign REIT-like entities.



The Fund is "non-diversified" which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.



The Fund has no limitation on the percentage of assets that is invested in any one country or denominated in any one currency. The Fund will typically have investments located in a number of different countries, which may include the U.S. The Fund may invest in companies located in countries with emerging securities markets.



The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and other purposes. The Fund may also enter into currency forwards or futures contracts and related options for the purpose of currency hedging and other purposes.



The Fund is actively managed against the FTSE-EPRA-NAREIT Global Real Estate Securities Index.




Among the principal risks (as defined in Appendix A) of investing in the Fund are:

- Equity Securities Risk
- Foreign Securities Risk
- Sector Risk
- Prepayment Risk

- Derivatives Risk
- Exchange Rate Risk
- Non-Diversification Risk
- Small Company Risk

- Real Estate Securities Risk
- Active Trading Risk


Principal Investors Fund                             RISK/RETURN SUMMARY       5
www.PrincipalFunds.com

Principal-REI has been the Fund's Sub-Advisor since the Fund's inception.


PERFORMANCE


As the inception date of the Fund is October 1, 2007, historical performance information is not available.


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS


      ESTIMATED FOR THE PERIOD ENDED OCTOBER 31, 2007                      CLASS A(1)   CLASS C(1)
      ---------------------------------------------------------------------------------------------
      Management Fees....................................................      0.90%        0.90%
      12b-1 Fees.........................................................      0.25         1.00
      Other Expenses.....................................................     34.10        45.33
                                                                              -----        -----
                                     TOTAL ANNUAL FUND OPERATING EXPENSES     35.25%       47.23%
      Expense Reimbursement(2)...........................................     33.80        45.03
                                                                              -----        -----
                                                             NET EXPENSES      1.45%        2.20%



 (1) The annual fund operating expenses shown are estimated.
 (2) Principal has contractually agreed to limit the Fund's expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.45% for Class A and 2.20% for Class C shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                    IF YOU DO NOT SELL
                                                                        YOUR SHARES
---------------------------------------------------------------------------------------
                                            IF YOU SELL YOUR
                                                 SHARES
---------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES
---------------------------------------------------------------------------------------
                                               1         3             1           3
---------------------------------------------------------------------------------------
CLASS A                                      $689     $3,478         $689       $3,478
CLASS C                                       323      3,937          223        3,937




 6       RISK/RETURN SUMMARY                            Principal Investors Fund
                                                                  1-800-222-5852

INTERNATIONAL GROWTH FUND


SUB-ADVISOR(S):    Principal Global Investors, LLC ("PGI")

OBJECTIVE:         The Fund seeks long-term growth of capital.

INVESTOR PROFILE:  The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-
                   U.S. currencies.


MAIN STRATEGIES AND RISKS
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
- companies with their principal place of business or principal offices outside the U.S.;
- companies for which the principal securities trading market is outside the U.S.; or
- companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks of investing in the Fund are:

- Equity Securities Risk
- Foreign Securities Risk
- Small Company Risk
- Derivatives Risk
- Exchange Rate Risk
- Growth Stock Risk
- Market Segment Risk
- Underlying Fund Risk


Principal Investors Fund                             RISK/RETURN SUMMARY       7
www.PrincipalFunds.com

PGI has been the Sub-Advisor to the Fund since the Fund's inception.

PERFORMANCE

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31
                  EACH YEAR

       2001        -21.54
       2002        -16.68
       2003         38.15
       2004         22.06
       2005         21.60
       2006         23.61


      HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF
        THE BAR CHART ABOVE:                             Q2 '03    18.24%
      LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF
        THE BAR CHART ABOVE:                             Q3 '02   -21.51%


 AVERAGE ANNUAL TOTAL RETURNS (%)(WITH MAXIMUM SALES CHARGE)(1)

FOR THE PERIODS ENDED DECEMBER 31, 2006                         1 YEAR   5 YEARS   LIFE OF FUND
------------------------------------------------------------------------------------------------
CLASS A.......................................................   16.81    14.82        7.59
       (AFTER TAXES ON DISTRIBUTIONS)(2)......................   14.47    13.36        6.39
       (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)(2)...   12.63    12.41        6.08
CLASS C.......................................................   21.70    15.26        7.79
CITI World Ex-US BMI Growth Index(3)..........................   23.69    14.72        6.78
Morningstar Foreign Large Growth Category Average.............   23.78    12.54        5.70



 (1) Class A and Class C shares commenced operations on October 1, 2007. The returns for Class A and C shares, for the periods prior to October 1, 2007, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.
 (2) After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 (3) Index performance does not reflect deductions for fees, expenses, or taxes.


 For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."



 8       RISK/RETURN SUMMARY                            Principal Investors Fund
                                                                  1-800-222-5852
                                                                  1-800-222-5852

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS


      ESTIMATED FOR THE PERIOD ENDED OCTOBER 31, 2007                      CLASS A(1)   CLASS C(1)
      ---------------------------------------------------------------------------------------------
      Management Fees....................................................      0.99%        0.99%
      12b-1 Fees.........................................................      0.25         1.00
      Other Expenses.....................................................     22.83        30.45
                                                                              -----        -----
                                     TOTAL ANNUAL FUND OPERATING EXPENSES     24.07%       32.44%
      Expense Reimbursement(2)...........................................     22.47        30.09
                                                                              -----        -----
                                                             NET EXPENSES      1.60%        2.35%



 (1) The annual fund operating expenses shown are estimated.
 (2) Principal has contractually agreed to limit the Fund's expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.60% for Class A and 2.35% for Class C.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                    IF YOU SELL YOUR SHARES           IF YOU DO NOT SELL YOUR SHARES
      ------------------------------------------------------------------------------------------------
                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
      ------------------------------------------------------------------------------------------------
                                  1       3       5       10            1       3       5       10
      ------------------------------------------------------------------------------------------------
      CLASS A                   $704   $2,768  $6,134   $10,306       $704   $2,768  $6,134   $10,306
      CLASS C                    338    3,060   7,000    10,500        238    3,060   7,000    10,500




Principal Investors Fund                             RISK/RETURN SUMMARY       9
www.PrincipalFunds.com

THE COSTS OF INVESTING

FEES AND EXPENSES OF THE FUNDS


This section describes the fees and expenses you may pay if you invest in Class A or C shares of a Fund. You may pay both one-time fees and ongoing fees. The table below shows the one-time fees you may pay directly if you invest in a Fund. The ongoing fees are the operating expenses of a Fund, which are described in a table provided with the description of each Fund. The ongoing operating expenses include fees paid to a Fund's manager, underwriter, and others who provide services to the Fund. These expenses reduce the value of each share you own.


Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Investment Representative can help you with this process. An example of the impact of both the one-time and ongoing fees on an investment in a Fund is also provided with the description of each Fund.

YOU MAY OBTAIN MORE INFORMATION ABOUT SALES CHARGE REDUCTIONS AND WAIVERS THROUGH A LINK ON THE FUND'S WEBSITE AT WWW.PRINCIPALFUNDS.COM, FROM THE SAI OR FROM YOUR INVESTMENT REPRESENTATIVE.

ONE-TIME FEES
- You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class C shares).
  - Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
  - Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
- An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund's Class A and Class C shares of $30,000, or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through an Automatic Exchange Election or a Periodic Withdrawal Plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply).

The table below describes the one-time fees that you may pay directly if you buy or redeem shares of a Fund.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                            CLASS A    CLASS C
                                                                           --------   --------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
(AS A % OF OFFERING PRICE)
  Global Real Estate Securities and International Growth Funds             5.50%(1)   None
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC)
(AS A % OF DOLLARS SUBJECT TO CHARGE)
  Global Real Estate Securities and International Growth Funds             1.00%(2)   1.00%(4)
REDEMPTION OR EXCHANGE FEE (AS A % OF AMOUNT REDEEMED/EXCHANGED)
  Global Real Estate Securities and International Growth Funds             1.00%(3)   1.00%(3)



(1) Sales charges are reduced or eliminated for purchases of $50,000 or more. See "Front-end sales charge - Class A shares."
(2) A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
(3) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged from one Fund to another Fund within 30 days after they are purchased.

(4) A contingent deferred sales charge applies on certain redemptions made within 12 months.


 10       THE COSTS OF INVESTING                        Principal Investors Fund
                                                                  1-800-222-5852

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

INTEREST RATE CHANGES. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

CREDIT RISK. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.


Principal Investors FundCERTAIN INVESTMENT STRATEGIES AND RELATED RISKS       11
www.PrincipalFunds.com

REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

REAL ESTATE INVESTMENT TRUSTS

The Funds may invest in real estate investment trust securities ("REITs"). REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like entities") may have similar tax treatment in their respective countries. The Global Real Estate Securities Fund typically invests a significant portion of its net assets in REITs or REIT-like securities. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Funds will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. U.S. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.



 12       CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS    Principal Investors
                                                                            Fund
                                                                  1-800-222-5852

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
The Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
- the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
- the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
- the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and
- the possibility that the counterparty may fail to perform its obligations.


Principal Investors FundCERTAIN INVESTMENT STRATEGIES AND RELATED RISKS       13
www.PrincipalFunds.com

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

FOREIGN INVESTING

As a principal investment strategy, the Global Real Estate Securities Fund may and the International Growth Fund will invest Fund assets in securities of foreign companies. For the purpose of this restriction, foreign companies are:

- companies with their principal place of business or principal office outside the U.S. and
- companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


 14       CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS    Principal Investors
                                                                            Fund
                                                                  1-800-222-5852

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the risks of the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
- increased social, political, and economic instability;
- a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
- lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
- foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
- relatively new capital market structure or market-oriented economy;
- the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
- restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
- possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.

SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Principal Investors FundCERTAIN INVESTMENT STRATEGIES AND RELATED RISKS       15
www.PrincipalFunds.com

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year).

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS

THE MANAGER
Principal Management Corporation ("Principal") serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.


Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal's address is Principal Financial Group, Des Moines, Iowa 50392.


THE SUB-ADVISORS
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in each of the Funds.


16       MANAGEMENT OF THE FUNDS                        Principal Investors Fund
                                                                  1-800-222-5852

              -----------------------------------------------------


SUB-ADVISOR:  Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-
              income, and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue,
              Des Moines, IA 50392. It has other primary asset management offices in New
              York, London, Sydney, and Singapore.



The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.


                                             DAY-TO-DAY
          FUND                               FUND MANAGEMENT
          ----                               ---------------
          International Growth               Steve Larson
                                             John Pihlblad



STEVEN LARSON, CFA. Mr. Larson is a portfolio manager for PGI. He is responsible for co-managing PGI's international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor's degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.


JOHN PIHLBLAD, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI's Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.
              -----------------------------------------------------


SUB-ADVISOR:  Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal
              - REI's address is 801 Grand Avenue, Des Moines, IA 50392.



The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team; however, Kelly D. Rush leads the team and makes final investment decisions.


                                             DAY-TO-DAY
          FUND                               FUND MANAGEMENT
          ----                               ---------------
          Global Real Estate Securities      Simon Hedger
                                             Chris Lepher
                                             Kelly D. Rush


SIMON HEDGER. As a portfolio manager, Mr. Hedger directs the global real estate investment trust (REIT) activity for Principal Real Estate Investors, the dedicated real estate group of Principal Global Investors. Mr. Hedger serves as director, portfolio management at Principal Global Investors (Europe). He is head of a real estate investment team based in London and oversees the firm's European real estate capability in real estate investment trusts (REITs) and listed property securities. He has over 27 years of property experience, including eight years in the United Kingdom followed by 17 years in Australia. This includes positions both as an analyst and as a portfolio manager. Prior to joining Principal Global Investors in 2003, he worked for Domaine Property Funds, managing the assets of its property syndicates. Previously, he was a senior equities analyst at Prudential Bache/BNP Equities. His background also

Principal Investors Fund                        MANAGEMENT OF THE FUNDS       17
www.PrincipalFunds.com
includes positions as fund manager for Paladin Commercial Trust and GEM Commercial Property Trust, as well as a variety of real estate related roles with Prudential Assurance Company in both Australia and the United Kingdom. Mr. Hedger earned an MBA from the University of New England and is an associate member of both the Royal Institute of Chartered Surveyors and of the Australian Property Institute. He is a U.K. qualified chartered surveyor (ARICS).

CHRIS LEPHERD. Mr. Lepherd serves as director, portfolio management at Principal Global Investors (Australia) and is a senior member of the firm's property securities team. Prior to joining the firm in April 2003 he had 12 years of property and investment banking experience across a broad spectrum of disciplines including property securities research, real estate valuation, corporate real estate consultancy and real estate acquisitions and divestitures. He provided property and equities investment advice to a range of institutional clients including National Australia Bank, Fairfax and Australian Ethical Investments. Prior to that, he was a senior equities analyst with Bankers Trust Australia, specializing in property. This role encompassed property market analysis and forecasts, the analysis and valuation of listed property securities and providing advice on IPOs and property development projects. Earlier in his career he held the roles of senior property analyst with JLW Advisory and property analyst with Knight Frank Hooker. Mr. Lepherd earned a Bachelor of Business (Land Economy) from the University of Western Sydney and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. He is an Associate Member of the Australian Property Institute and Securities Institute.

KELLY D. RUSH, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

              -----------------------------------------------------

DUTIES OF PRINCIPAL AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Principal Investors Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee to be paid by the Global Real Estate Securities Fund (as a percentage of the average daily net assets) is 0.90%. The fee paid by International Growth Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2006 was 0.99%.


A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2006.


18       MANAGEMENT OF THE FUNDS                        Principal Investors Fund
                                                                  1-800-222-5852

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, including a Fund for which an affiliated sub-advisor provides advisory services, Principal may:
- hire one or more Sub-Advisors;
- change Sub-Advisors; and
- reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, the Funds do not currently intend to rely on the order.

INVESTING IN THE FUNDS

Shares of the Funds are generally purchased through persons employed by or affiliated with broker/dealer firms ("Investment Representatives"). Investment Representatives may establish shareholder accounts according to their firm's procedures or they may establish shareholder accounts directly with the Fund by visiting www.PrincipalFunds.com to obtain the appropriate forms. An application is included with this prospectus. A different application is needed for a Principal Investors Fund IRA, Coverdell Education Savings Account, 403(b), HSA, SEP, SIMPLE, SAR-SEP, or certain employee benefit plans. These applications are available on www.PrincipalFunds.com.

An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. We also offer a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Investment Representative prior to making decisions about the account and type of investment that are appropriate for them. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange. Principal may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors.

MAKING AN INVESTMENT
Principal Investors Fund has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan ("AIP") is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; pre-approved asset allocation programs; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.


PAYMENT. Payment for Fund shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.



Principal Investors Fund                         INVESTING IN THE FUNDS       19
www.PrincipalFunds.com

The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value ("NAV"). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.


Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). Contact information for the Fund is as follows:



Mailing Addresses


Regular Mail:         P.O. Box 8024
                      Boston, MA 02266-8024



Overnight Mail:       30 Dan Road
                      Canton, MA 02021-2809



Customer Service


You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time.



Wire Instructions     State Street Bank
                      Boston, MA
                      ABA 011000028
                      For Credit to Principal Funds
                      Bank Account Number 9905-670-7
                      For the Credit of - Shareholder Name, Fund, and Account
                      Number


Direct Deposit
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent's bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

CHOOSING A SHARE CLASS

Your Investment Representative will help you choose the Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Your Investment Representative can also help you choose the share class that is appropriate for you. Investment Representatives may receive different compensation depending upon which class of shares are purchased. The sales charge for Class A shares may be reduced or eliminated for certain purchases or for purchases of sufficient size, including the Fund's rights of accumulation and statement of

 20       CHOOSING A SHARE CLASS                        Principal Investors Fund
                                                                  1-800-222-5852
intention programs. Your Investment Representative can explain each of these arrangements to you and help you determine whether your investment qualifies for a reduced sales charge.

This prospectus offers two share classes: Class A and Class C. Class C shares are not available to retirement plans qualified under IRC section 401 that are not already investing in Class C shares of other funds of Principal Investors Fund. Highlights of each Fund's share classes and information regarding sales charges and dealer reallowances are provided below.

Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:
- the dollar amount you are investing,
- the amount of time you plan to hold the investment, and
- any plans to make additional investments in the Principal Investors Funds. Please consult with your Investment Representative before choosing the class of shares that is most appropriate for you. Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you.

Fund and share class selections must be made at the time of purchase. If you are making an initial purchase of Principal Investors Funds of $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Investors Fund Class C share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

 CLASS A SHARES

INITIAL SALES CHARGE
- You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.
- If you invest $50,000 or more, the sales charge is reduced.
- You might be eligible for a reduced sales charge. See "Sales Charge Waiver or Reduction (Class A shares)."
- Sales charges might be reduced under the Rights of Accumulation or Statement of Intention, as described below.

SALES CHARGE WAIVER OR REDUCTION (CLASS A SHARES)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

To receive a reduction in your Class A initial sales charge, you or your Investment Representative must let the Fund know at the time you purchase shares that you qualify for such a reduction. If you or your Investment Representative do not let the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.

  PURCHASE WITHOUT AN INITIAL SALES CHARGE (CLASS A SHARES)
  - No initial sales charge will apply to purchases of $1 million or more, although a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months after purchase.

  - No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

  - No initial sales charge will apply to purchases of Class A shares by the following individuals, groups and/or entities. A Fund's Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
    - by its current and former Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their

Principal Investors Fund                         CHOOSING A SHARE CLASS       21
www.PrincipalFunds.com
      immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;
    - by the Premier Credit Union;
    - by non-ERISA clients of Principal Global Investors LLC;
    - by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Princor or the Distributor;
    - through a "wrap account" offered by Princor or through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;
    - to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;
    - by accounts established as a result of the conversion of Class R shares of the Fund;
    - by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;
    - by current and retired Washington Mutual employees and their immediate family members, including children up to and including age 25;
    - by former Washington Mutual employees who establish IRAs involving assets from a Washington Mutual retirement or benefit plan, and subsequent investments into such accounts;
    - by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations;
    - by individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;
    - by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;
    - to qualified retirement plans where the plan's R-1 or R-2 share investments were redesignated A share investments; and
    - to qualified retirement plans where the plan's investments in the Fund are part of an omnibus account or other qualified retirement plans with a total value of at least $500,000.

    - existing participants in Employer Sponsored Plans (as defined in PURCHASE AT A REDUCED INITIAL SALES CHARGE (CLASS A SHARES)) that had at least $1 million in Principal Investors Fund as of January 12, 2007 can purchase Class A shares at net asset value for the duration of that account; and


    - new participants in such Employer Sponsored Plans that had at least $2.8 million in Principal Investors Fund as of January 12, 2007 can purchase Class A shares within the plan at net asset value provided the participant notes that he or she meets this qualification on the participant's initial application to purchase shares.


 PURCHASE AT A REDUCED INITIAL SALES CHARGE (CLASS A SHARES)
1) Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together "a Qualified Purchaser") will be combined along with the value of existing Class A, B, C and J shares of Principal Investors Funds owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Investors Fund shares. If the total amount being invested in the Principal Investors Fund is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.


 22       CHOOSING A SHARE CLASS                        Principal Investors Fund
                                                                  1-800-222-5852

2) Statement of Intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

3) The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $500,000 or more in such accounts.

4) Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, payroll deduction or 403(b) plan ("Employer Sponsored Plan") established prior to March 1, 2002 with Principal Management Corporation as the Funds' transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before July 28, 2007.

PURCHASE OF CLASS A SHARES. The offering price for Class A shares is the NAV next calculated after receipt of an investor's order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to Investment Representatives and their brokerage firms ("dealers") for selling Class A shares. For more information regarding compensation paid to dealers, see "Distribution Plan and Additional Information Regarding Intermediary Compensation."


Class A shares purchased with proceeds from the redemption of Class A shares within 60 days of the redemption are not subject to an initial sales charge provided the shareholder notifies the Fund that the purchase proceeds are from the redemption of Class A shares. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.


              -----------------------------------------------------

                             CLASS A SALES CHARGES(1)

                                       SALES CHARGE AS %
                                              OF:
                                       -----------------

                                     OFFERING     AMOUNT     DEALER ALLOWANCE AS % OF
        AMOUNT OF PURCHASE             PRICE     INVESTED         OFFERING PRICE
        ------------------           --------    --------    ------------------------
Less than $50,000                      5.50%       5.82%               4.75%
$50,000 but less than $100,000         4.75%       4.99%               4.00%
$100,000 but less than $250,000        3.75%       3.90%               3.00%
$250,000 but less than $500,000        3.00%       3.09%               2.50%
$500,000 but less than $1,000,000      2.00%       2.04%               1.75%
$1,000,000 or more                     0.00%       0.00%               0.00%*



 (1) Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.
 * The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

              -----------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS A SHARES. Class A shares purchased in amounts of $1 million or more, are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months

Principal Investors Fund                         CHOOSING A SHARE CLASS       23
www.PrincipalFunds.com
after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under "CDSC Calculation and Waivers."

Pricing and Sales Charge information is available, free of charge, on our website at www.PrincipalFunds.com.

 CLASS C SHARES


Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intention, to purchase Class A shares.


The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in the Principal Investors Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder's existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of the Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund.

The offering price for Class C shares is the NAV next calculated after receipt of an investor's order in proper form by the Fund or its servicing agent, with no initial sales charge.
  - A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.
  - Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.


Within 60 days of a redemption of Class C shares, the proceeds may be used to repurchase Class C shares. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of Class C shares. Shares purchased with redemption proceeds are not subject to the twelve month CDSC. If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class C shares that will not be subject to the twelve month CDSC.




The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS C SHARES. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under "CDSC Calculation and Waivers."

Pricing and Sales Charge information is available, free of charge, on our website at www.PrincipalFunds.com.

CDSC CALCULATION AND WAIVERS

The CDSC, if any, is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if the newly acquired shares are subject to the CDSC when they are sold.


 24       CHOOSING A SHARE CLASS                        Principal Investors Fund
                                                                  1-800-222-5852

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a periodic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established.

The CDSC is waived on shares which are sold:
- within 90 days after an account is re-registered due to a shareholder's death;
- due to the shareholder's disability, as defined in the Internal Revenue Code provided the shares were purchased prior to the disability;
- from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
- to pay surrender charges;
- to pay retirement plan fees;
- involuntarily from small balance accounts;
- from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k), or 415 of the Internal Revenue Code; or
- from retirement plans to satisfy excess contribution rules under the Internal Revenue Code.

NOTE: To have your CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.


Principal Investors Fund                         CHOOSING A SHARE CLASS       25
www.PrincipalFunds.com

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.


  * a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
- lump sum of the entire interest in the account,
- partial interest in the account, or
- periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
59 1/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
- payable to all owners on the account (as shown in the account registration) and
- mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
- when an owner has died;
- for certain employee benefit plans; or
- owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Investors Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Investors Fund Class A shares without a sales charge if the shares that were sold were Class A shares. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.




The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.

DISTRIBUTIONS IN KIND. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.



 26       HOW TO REDEEM (SELL) SHARES                   Principal Investors Fund

                                                                  1-800-222-5852

SELL SHARES BY MAIL
- Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to the address provided on your account statement. Specify the Fund(s) and account number.
- Specify the number of shares or the dollar amount to be sold.
- A Medallion Signature Guarantee* will be required if the:
  - sell order is for more than $100,000;
  - check is being sent to an address other than the account address;
  - account address has been changed within 30 days of the sell order; or
  - check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE
- The request may be made by a shareholder or by the shareholder's Investment Representative.
- The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
- The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
- If our phone lines are busy, you may need to send in a written sell order.
- To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

- Telephone redemption privileges are NOT available for Principal Investors Fund 403(b) plans, inherited IRAs, and certain employer sponsored benefit plans.

- If previously authorized, checks can be sent to a shareholder's U.S. bank account.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:
- sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code),
- pay insurance or annuity premiums or deposits to Principal Life (call us for details), and
- provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
- completing the applicable section of the application, or
- sending us your written instructions, or
- calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:
- you instruct us to stop or
- your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account.

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.


Principal Investors Fund                    HOW TO REDEEM (SELL) SHARES       27
www.PrincipalFunds.com

EXCESSIVE TRADING FEE. An excessive trading fee may apply to redemptions made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the "Frequent Purchases and Redemption" section.

HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS

Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Investors Fund. The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

You may exchange shares by:
- sending a written request to the address provided on your account statement,
- completing an Exchange Authorization Form (available on
  www.PrincipalFunds.com),
- via the Internet at www.PrincipalFunds.com, or
- calling us, if you have telephone privileges on the account.

AUTOMATIC EXCHANGE ELECTION
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
- completing the Automatic Exchange Election section of the application,
- calling us if telephone privileges apply to the account from which the exchange is to be made, or
- sending us your written instructions.

Your automatic exchange continues until:
- you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
- your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

GENERAL
- An exchange by any joint owner is binding on all joint owners.
- If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
- All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
- You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
- For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center before the close of normal trading on the NYSE (generally 3 p.m. Central
  Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
- accounts with identical ownership,
- an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
- a single owner to a Uniform Transfer to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or
- a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).


 28       HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS       Principal
                                                                  Investors Fund
                                                                  1-800-222-5852

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

EXCESSIVE TRADING FEE. An excessive trading fee may apply to exchanges made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:
- Disrupt the management of the Funds by:
  - forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  - causing unplanned portfolio turnover;
- Hurt the portfolio performance of the Funds; and
- Increase expenses of the Funds due to:
  - increased broker-dealer commissions and
  - increased recordkeeping and related costs.

The Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, because the Funds invest in foreign securities, they may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class A and C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Periodic Withdrawal Plan; due to a shareholder's death or disability (as defined in the Internal Revenue
Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.



Principal Investors Fund             FREQUENT PURCHASES AND REDEMPTIONS       29

www.PrincipalFunds.com

If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund's excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund's excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary's omnibus account if, in Fund management's opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund's portfolio. The Fund will monitor net purchases and redemptions in any such omnibus account in an effort to identify trading activity that might adversely impact the management of the Fund's portfolio and, if such excessive trading is identified, will require the intermediary to prohibit ongoing excessive trading by the underlying beneficial owner or owners whose transactions are determined to be excessive.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
- Increasing the excessive trading fee to 2%,
- Increasing the excessive trading fee period from 30 days to as much as 90 days,
- Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
- Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"
- Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
- Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
  - on a day that the NYSE is open and
  - prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.


 30       PRICING OF FUND SHARES                        Principal Investors Fund
                                                                  1-800-222-5852

For these Funds, the share price is calculated by
- taking the current market value of the total assets of the Fund
- subtracting liabilities of the Fund
- dividing the remainder proportionately into the classes of the Fund
- subtracting the liability of each class
- dividing the remainder by the total number of shares owned in that class.

NOTES:
- If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.
- A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's Net Asset Value ("NAV") are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

- Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:


- The Global Real Estate Securities Fund pays its net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.


- The International Growth Fund pays its net investment income on an annual basis. The payment date is the last business day of the year.


The Funds' net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible

Principal Investors Fund                    DIVIDENDS AND DISTRIBUTIONS       31
www.PrincipalFunds.com
foreign, state, and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

NOTES:
- A Fund's payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
- Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
- For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

TAX CONSIDERATIONS

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax adviser to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.


Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains.


A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.


Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid "back-up" withholding, which is currently imposed at a rate of 28%.


Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund's use of derivatives will also affect the amount, timing, and character of the Fund's distributions.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.


 32       TAX CONSIDERATIONS                            Principal Investors Fund
                                                                  1-800-222-5852

DISTRIBUTION PLANS AND ADDITIONAL INFORMATION
REGARDING INTERMEDIARY COMPENSATION

Each of the Funds has adopted a 12b-1 Plan for the Class A and Class C shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The Distributor for the Class A and Class C shares of Principal Investors Fund is Principal Funds Distributor, a wholly owned subsidiary of PFG. The term "Distributor" as used in this section refers to Principal Funds Distributor.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

SHARE CLASS    MAXIMUM ANNUALIZED RULE 12B-1 FEE
-----------    ---------------------------------
  Class A                     0.25%
  Class C                     1.00%


Service Fees. The Distributor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. Generally, to receive service fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class C shares, generally these fees are not paid until such shares have been held for twelve months.

Distribution Fees. The proceeds from the Rule 12b-1 distribution fees paid by Class C shareholders, together with any applicable sales charge, are paid to the Distributor. The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople, including ongoing commissions payments for class C shares, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

COMMISSIONS, FINDERS' FEES, AND ONGOING PAYMENTS. In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares. The Distributor may pay these financial intermediaries a finders' fee of up to 1.00% on purchases of $1,000,000 or more, excluding purchases by qualified retirement plans in omnibus accounts which are not subject to initial sales charges. See immediately below for details. See "Choosing a Share Class" for more details. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of up to 0.25% of average net assets attributable to your investment in Class A shares.

The Distributor may pay financial intermediaries a finders' fee on initial investments by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial purchase that the transaction is eligible for the payment of a finders' fee. The finders' fee on initial investments of $500,000 to $3,000,000 may be in an amount of up to 1% of the initial purchase.

Principal Investors Fund  DISTRIBUTION PLANS AND ADDITIONAL INFORMATION       33
www.PrincipalFunds.com

Initial investments by qualified retirement plans in omnibus accounts over $3,000,000 may be eligible for a finders' fee in accordance with the schedule determined by the Distributor but shall not be paid a fee greater than 1.00% of the initial amount. Initial investments include transfers, rollovers and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The dealer shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finders' fee to the Distributor if assets are liquidated within 12 months of the initial purchase or trading restrictions are placed on the account in accordance with the Funds' frequent trading policy.



In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year's sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.


A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.


Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges, and general marketing expenses.

In connection with the purchase by Principal Management Corporation ("Principal") of WM Advisors, Inc. ("WM Advisors"), the investment advisor to the WM Funds, and WM Advisors' two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"), New American Capital, Inc. and its parent company Washington Mutual, Inc. ("WaMu") have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the "Principal Products") sold through WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WM Financial Services, Inc. (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.


 34       DISTRIBUTION PLANS AND ADDITIONAL INFORMATION Principal Investors Fund
                                                                  1-800-222-5852

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation               Mutual Service Corporation
A.G. Edwards & Sons, Inc.                   National Financial Services Corp.
AIG Financial Advisors, Inc.                National Investors Corporation
American General Securities, Inc.           Oppenheimer & Co., Inc.
American Portfolios Financial               Pacific Select Distributors, Inc.
Services, Inc.                              Pershing
Ameriprise Financial Services               ProEquities, Inc.
Corp.                                       Prospera Financial Services, Inc.
Associated Financial Group                  Prudential Investment Management
Charles Schwab & Co., Inc.                  Services, LLC
Citigroup Global Markets, Inc.              Raymond James & Associates, Inc.
Commonwealth Financial Network              Raymond James Financial Services, Inc.
Farmers Financial Solutions, LLC            RBC Dain Rauscher, Inc.
FFP Securities, Inc.                        Robert W. Baird & Company, Inc.
FSC Securities Corporation                  Royal Alliance Associates, Inc.
G.A. Repple & Company                       Scottrade, Inc.
H. Beck, Inc.                               Securities America, Inc.
Investacorp, Inc.                           Southwest Securities, Inc.
Investment Advisors & Consultants,          Triad Advisors, Inc.
Inc.                                        UBS Financial Services, Inc.
Janney Montgomery Scott, LLC                United Planners' Financial Services of
Jefferson Pilot Securities                  America
Corporation                                 Wachovia Securities, LLC
Lincoln Financial Advisors Corp.            WM Financial Services, Inc.
Linsco/Private Ledger Corp.                 Waterstone Financial Group, Inc.
McDonald Investments, Inc.
Merrill Lynch, Pierce, Fenner &
Smith Inc.
Morgan Stanley DW, Inc.



To obtain a current list of such firms, call 1-800-222-5852.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.

Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.


Principal Investors Fund  DISTRIBUTION PLANS AND ADDITIONAL INFORMATION       35
www.PrincipalFunds.com

Many fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services. Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to financial intermediaries and plan recordkeepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.

ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next public offering price it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

STATEMENTS
You will receive quarterly statements for the Funds you own. The quarterly statements provide the number and value of shares you own, transactions during the period, dividends declared or paid, and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell, or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other important information.

Certain purchases and sales are only included on your quarterly statement. These include accounts:
- when the only activity during the quarter:
  - is purchase of shares from reinvested dividends and/or capital gains,
  - are purchases under an Automatic Investment Plan,
  - are sales under a periodic withdrawal plan, or
  - are purchases or sales under an automatic exchange election;
- used to fund certain individual retirement or individual pension plans; or
- established under a payroll deduction plan.


 36       GENERAL INFORMATION ABOUT A FUND ACCOUNT      Principal Investors Fund
                                                                  1-800-222-5852

If you need information about your account(s) at other times, you may call us at 1-800-222-5852.

SIGNATURE GUARANTEES
Certain transactions require a Medallion Signature Guarantee, unless specifically waived by the Fund's transfer agent. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm which participates in a Medallion program recognized by the Securities Transfer Association. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:
- if you sell more than $100,000 (in the aggregate) from the Funds;
- if a sales proceeds check is payable to other than the account shareholder(s), Principal Life, or Principal Bank;
- to change ownership of an account;
- to add wire privileges to an existing account;
- to change bank account information designated under an existing telephone withdrawal plan;
- to exchange or transfer among accounts with different ownership; and
- to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the sales charge or contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportionate high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of $1,000 or less. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password (Personal Identification Number) for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.), and sending written confirmation to the shareholder's address of record.

If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:
- may be given by calling us at the telephone number provided on your account statements between 7 a.m. and 7 p.m. Central Time on any day that the NYSE is open;
- may be given by accessing our website (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don't have a user name or password, you may obtain one at our website). Note: only certain transactions are available on-line.
- must be received in good order at our transaction processing center, in their entirety, by us before the close of the NYSE (generally 3:00 p.m. Central
  Time) to be effective the day of your request;
- are effective the next business day if not received until after the close of the NYSE; and
- may be given to your Investment Representative who will in turn contact us with your instructions (Princor registered representatives may only convey your specific instructions to the Funds' transfer agent; they may not be granted investment discretion).


Principal Investors Fund       GENERAL INFORMATION ABOUT A FUND ACCOUNT       37
www.PrincipalFunds.com

NOTE: Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

HOUSEHOLDING
To avoid sending duplicate copies of materials to households, only one copy of each prospectus, annual and semi-annual report to shareholders will be mailed to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Principal Investors Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Principal Investors Fund at the telephone number provided on your account statement. You may notify the Principal Investors Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

TRANSACTIONS THROUGH FINANCIAL INSTITUTIONS/DEALERS
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institutions or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.

FINANCIAL STATEMENTS

Shareholders will receive an annual financial report for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial report that is unaudited. To request a free copy of the latest annual or semi-annual report for the Fund, you may telephone 1-800-222-5852.


PORTFOLIO HOLDINGS INFORMATION


The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.



Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds' Statement of Additional Information.


ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated October 1, 2007, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional

 38       ADDITIONAL INFORMATION                        Principal Investors Fund
                                                                  1-800-222-5852

Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Principal Funds Distributor, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

                Principal Investors Fund, Inc. SEC File 811-07572



Principal Investors Fund                  PORTFOLIO HOLDING INFORMATION       39

www.PrincipalFunds.com

APPENDIX A

SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated above as to each Fund in the Fund's description. Each of these risks is summarized below. The first four risks described below - credit and counterparty risk, liquidity risk, management risk, and market risk - apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE FUNDS

CREDIT AND COUNTERPARTY RISK
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

LIQUIDITY RISK
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MANAGEMENT RISK
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

MARKET RISK
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

ADDITIONAL RISKS APPLICABLE TO CERTAIN FUNDS

ACTIVE TRADING RISK
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.


 40       APPENDIX A                                    Principal Investors Fund
                                                                  1-800-222-5852

EQUITY SECURITIES RISK
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

MARKET SEGMENT RISK
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  - MidCap: A fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  - LargeCap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  - SmallCap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

NON-DIVERSIFICATION RISK
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.


Principal Investors Fund                                     APPENDIX A       41
www.PrincipalFunds.com

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  - may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  - may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  - are subject to cash flow dependency and defaults by borrowers; and
  - could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

SECTOR RISK
When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The LifeTime Funds and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the Manager of the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.


 42       APPENDIX A                                    Principal Investors Fund
                                                                  1-800-222-5852

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2006.


                            PRINCIPAL LIFETIME FUNDS

                                                                                            PRINCIPAL
                                     PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL   LIFETIME
                                      LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME  STRATEGIC
          UNDERLYING FUND               2010       2020       2030       2040       2050      INCOME   TOTAL
          ---------------            ---------  ---------  ---------  ---------  ---------  ---------  -----
Bond & Mortgage Securities             16.87%     23.70%     13.86%      4.38%      1.11%      7.61%   67.53%
Disciplined LargeCap Blend             10.16      27.92      25.91      12.99       6.55       1.96    85.49
Inflation Protection                    7.23                                                   4.32    11.55
International Emerging Markets          2.21       5.82       5.67       2.45       1.12               17.27
International Growth                    5.01      14.89      15.65       7.46       4.00       1.17    48.18
Large Cap Growth                        4.66      11.72      11.69       6.35       3.12       0.99    38.53
LargeCap Value                          4.38      11.09      11.32       6.21       2.92       0.94    36.84
Partners International                  1.55       3.26       3.18       1.68       0.81       0.27    10.75
Partners LargeCap Blend I               3.30      10.50       8.72       4.39       2.17       0.76    29.84
Partners LargeCap Growth I              1.13       2.17       2.42       1.46       0.66       0.20     8.04
Partners LargeCap Growth II             3.54       9.07       9.05       4.97       2.36       0.68    29.67
Partners LargeCap Value                 2.08       5.03       5.06       2.71       1.38       0.44    16.70
Partners LargeCap Value I               1.40       3.31       3.33       1.62       0.80               10.46
Partners MidCap Growth                             1.75       2.18       1.10       0.61                5.64
Partners MidCap Value I                            1.12       1.39       0.70       0.39                3.60
Partners SmallCap Growth I                                    6.45       4.66       2.60               13.71
Partners SmallCap Growth III            2.36      13.51      13.60       7.71       4.14               41.32
Partners SmallCap Value I                                     1.74       1.26       0.78                3.78
Preferred Securities                   16.04      29.94      16.44       4.98       1.51       6.60    75.51
Real Estate Securities                  6.82      12.50       8.56       2.68       0.66       2.04    33.26
SmallCap S&P 600 Index                 10.03      11.45       9.11       5.08       2.22       2.22    40.11
SmallCap Value                          2.66      14.16      14.47       8.18       4.41               43.88
Ultra Short Bond                       31.81                                                  30.57    62.38




Principal Investors Fund                                     APPENDIX A       43
www.PrincipalFunds.com

The SAM Portfolios commenced operations on January 12, 2007, as successor portfolios for the WM Group of Funds ("WMA") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Funds of Principal Investors Fund ("PIF") as follows:

       WMA ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
Equity Income Fund                 Equity Income Fund I
Growth Fund                        LargeCap Growth Fund
Growth & Income Fund               Disciplined LargeCap Blend Fund
High Yield Fund                    High Yield Fund II
Income Fund                        Income Fund
International Growth Fund          Diversified International Fund
Mid Cap Stock Fund                 MidCap Stock Fund
Money Market Fund                  Money Market Fund
REIT Fund                          Real Estate Securities Fund
Short-Term Income Fund             Short-Term Income Fund
Small Cap Growth Fund              SmallCap Growth Fund
Small Cap Value Fund               SmallCap Value Fund
U.S. Government Securities Fund    Mortgage Securities Fund
West Coast Equity Fund             West Coast Equity Fund


The following table shows the percentage of the outstanding shares of the predecessor Underlying Funds owned by the predecessor Portfolios as of October 31, 2006.

                    STRATEGIC ASSET MANAGEMENT PORTFOLIOS(1)

                                              FLEXIBLE  CONSERVATIVE            CONSERVATIVE  STRATEGIC
                  UNDERLYING FUND              INCOME     BALANCED    BALANCED     GROWTH       GROWTH   TOTAL
                  ---------------             --------  ------------  --------  ------------  ---------  -----
      REIT Fund                                  1.87%       2.85%      30.86%      33.33%      20.35%   89.26%
      Equity Income Fund                         1.05        1.56       15.06       16.28       10.55    44.50
      Growth & Income Fund                       2.29        2.25       24.33       26.28       17.08    72.23
      West Coast Equity Fund                     0.59        1.33       14.44       15.36       10.65    42.37
      Mid Cap Stock Fund                         2.53        2.25       24.25       25.50       19.09    73.62
      Growth Fund                                2.65        2.68       30.98       31.32       22.45    90.08
      Small Cap Value Fund                       3.17        2.58       31.01       34.95       22.92    94.63
      Small Cap Growth Fund                      2.40        1.87       22.60       25.72       16.91    69.50
      International Growth Fund                              2.85       31.54       31.83       22.33    88.55
      Short Term Income Fund                    42.88       15.20       18.55                            76.63
      U.S. Government Securities Fund           15.77        9.88       46.79       16.36                88.80
      Income Fund                               17.72        9.47       39.71       12.24                79.14
      High Yield Fund                            4.97        3.25       18.66        8.43        8.25    43.56



 (1) Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.

One or more of the SAM Portfolios intend to invest in the Diversified International, Disciplined LargeCap Blend, Equity Income I, LargeCap Growth, SmallCap Growth, and SmallCap Value Funds, and may acquire a significant percentage of the underlying funds' outstanding shares.


 44       APPENDIX A                                    Principal Investors Fund
                                                                  1-800-222-5852

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance table included in the prospectus provides performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

CITIGROUP WORLD EX-US BROAD MARKET (BMI) GROWTH INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.

FTSE-EPRA-NAREIT GLOBAL REAL ESTATE SECURITIES INDEX is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. For a company to be eligible for inclusion in the index series it must fulfill certain requirements which are specific per geographic region.

MORNINGSTAR FOREIGN LARGE GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


Principal Investors Fund                                     APPENDIX B       45
www.PrincipalFunds.com